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                                                                    EXHIBIT 23.1

                CONSENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-86053) of Orthodontic Centers of America, Inc. 401(k) Profit Sharing Plan of our report dated June 23, 2005 relating to the financial statements and supplemental schedule of Orthodontic Centers of America, Inc. 401(k) Profit Sharing Plan, which appear in this Form 11-K.

/s/ LaPorte Sehrt Romig Hand

Metairie, Louisiana
July 19, 2005